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EXHIBIT 23 - CONSENT OF INDEPENDENT ACCOUNTANTS






                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-83014) of MICROS Systems, Inc. of our report dated June 14, 2002 relating to the financial statements of MICROS Systems, Inc. 401(k) Retirement Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP
McLean, Virginia
June 26, 2002



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